PIMCO Equity Series
Supplement dated August 30, 2021 to the PIMCO Equity Series Prospectus and REALPATH
®
Blend Funds Prospectus, each dated October 30, 2020, each as supplemented from time to time (the “Prospectuses”) and the PIMCO Dividend and Income Fund Summary Prospectus, dated October 30, 2020, as supplemented from time to time (the “Summary Prospectus”)
The Bloomberg Barclays fixed income indices have been renamed in connection with the rebranding of the indices as the “Bloomberg Fixed Income Indices.” Accordingly, effective immediately, all references in the Prospectuses and the Summary Prospectus to the indexes listed in the “Previous Index Name” column below are hereby removed and replaced with the indexes listed in the “New Index Name” column below.

Previous Index Name	New Index Name

Bloomberg Barclays Global Aggregate USD Unhedged Index	Bloomberg Global Aggregate USD Unhedged Index
Bloomberg Barclays Long-Term Government/Credit Index	Bloomberg Long-Term Government/Credit Index
Investors Should Retain This Supplement for Future Reference
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